UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2007
Sucampo Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	13-3929237

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4520 East West Highway, Suite 300 Bethesda, Maryland	20814

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 961-3000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On August 29, 2007, Sucampo Pharmaceuticals, Inc. announced that the underwriters for its initial public offering have exercised in full their option to purchase 562,500 shares of Sucampo’s class A common stock to cover over-allotments and that the closing of that purchase took place on August 29, 2007. All of the shares sold at the closing were sold by a selling stockholder and Sucampo did not receive any of the proceeds from that sale. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
     99.1     Press Release issued by the registrant on August 29, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: August 29, 2007	By:	/s/ Mariam Morris
		Name:	Mariam Morris
		Title:	CAO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the registrant on August 29, 2007